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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):


December 29, 1999


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                         INTERMEDIA COMMUNICATIONS INC.
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             (Exact name of registrant as specified in its charter)


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             DELAWARE                                         59-2913586
  -------------------------------                       ----------------------
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                       Identification Number)


                                    0-20135
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                            (Commission File Number)


                             3625 QUEEN PALM DRIVE
                           TAMPA, FLORIDA 33619-1309
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                    (Address of principal executive offices)


                                 (813) 829-0011
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                               (Telephone Number)






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ITEM 5.  OTHER EVENTS

         On December 22, 1999, Intermedia Communications Inc. (the "Company") entered into a five-year $100,000,000 Revolving Credit Agreement (the "Credit Agreement") with Bank of America N.A., the Bank of New York, and Toronto Dominion (Texas), Inc. The Revolving Credit Facility ("Credit Facility") may be repaid and reborrowed from time to time in accordance with the terms and provisions of the agreement and is guaranteed by each of the Company's subsidiaries. The Credit Facility is secured by a pledge of the stock of each of the Company's subsidiaries, and will be secured by substantially all of the assets of the Company and its subsidiaries.

         The interest rate on the revolving credit facility is, at the election of Intermedia, based on either a LIBOR or an alternative base rate option. The Credit Agreement contains covenants customary for facilities of this nature.























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 29, 1999


                                             INTERMEDIA COMMUNICATIONS INC.
                                                      (Registrant)

                                             /s/      Robert M. Manning
                                                 --------------------------
                                                      Robert M. Manning
                                                 Senior Vice President and
                                                  Chief Financial Officer

























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